Exhibit 99.1
TRINITY INDUSTRIES, INC. ANNOUNCES LAUNCH OF SENIOR NOTES OFFERING
DALLAS, TEXAS – June 26, 2023 – Trinity Industries, Inc. (“Trinity” or the “Company”) today announced that it intends to offer (the “Offering”) $400.0 million aggregate principal amount of Senior Notes due 2028 (the “Notes”). Trinity intends to use the net proceeds from the Offering, if consummated, (i) to repay its borrowings outstanding under its existing corporate revolving credit facility (the “Revolving Credit Facility”), (ii) to pay related fees, costs, premiums and expenses in connection therewith and with the Offering, and (iii) for general corporate purposes, which may include repayment of its other debt, including its 4.550% Senior Notes due 2024. The Notes will be senior unsecured obligations of the Company and each of the Company’s existing and future domestic subsidiaries that guarantee the Revolving Credit Facility are expected to guarantee the Notes.
The Notes and related guarantees to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Notes and related guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes and related guarantees will be offered by the initial purchasers only to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act, subject to market and other conditions.
This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act and it is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Forward-Looking Statements
Some statements in this press release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities, the Offering and the use of proceeds therefrom, and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including, but not limited to, risks and uncertainties regarding economic, competitive, governmental and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q and Trinity’s Current Reports on Form 8-K.

About Trinity
Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail platform provides railcar leasing and management services; railcar manufacturing, maintenance and modifications; and other railcar logistics products and services. Trinity reports its financial results in two reportable segments: the Railcar Leasing and Management Services Group and the Rail Products Group.
Investor Contact
Leigh Anne Mann
Vice President, Investor Relations
Trinity Industries, Inc.
Investors: (214) 631-4420
Media Contact
Jack L. Todd
Vice President, Public Affairs
Trinity Industries, Inc.
Media Line: (214) 589-8909